Exhibit 10.1

SECOND AMENDMENT dated as of May 11, 2022 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 1, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PITNEY BOWES INC., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent.
WHEREAS the Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS pursuant to Section 9.02(b) of the Credit Agreement, the Credit Agreement may be amended by the Borrower and the Administrative Agent in order to cure any ambiguity, omission, mistake, defect or inconsistency and to cause any guarantee, collateral security document or other document to be consistent with the Credit Agreement and the other Loan Documents;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Interpretation.
(a)Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.Amendment to the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), the definition of the term “Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “and the Restricted Subsidiaries” immediately following the words “of the Loan Parties” in each of clauses (b) and (c) thereof.
SECTION 3.Representations and Warranties. The Borrower (with respect to itself and, where applicable, the Restricted Subsidiaries) represents and warrants to the Administrative Agent and to the Lenders on and as of the Second Amendment Effective Date that:
(b)this Amendment and the transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action;
(c)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(d)the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects), except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date; and
(e)at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.
SECTION 4.Effectiveness. This Amendment shall become effective as of the date first above written (the “Second Amendment Effective Date”) when it shall have been executed by the Borrower and the Administrative Agent.
SECTION 5.Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Second Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.Miscellaneous. The provisions of Sections 9.09, 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 8.Reaffirmation. The Borrower, on behalf of each of the Loan Parties, hereby (a) reaffirms their respective obligations under the Credit Agreement and each other Loan Document, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by such Loan Party in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties and the grants of security interests by the Loan Parties contained in the Collateral
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Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Obligations.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
PITNEY BOWES INC., as Borrower,
by
_________________________
Name:
Title:

by
_________________________
Name:
Title:
[Pitney Bowes – Second Amendment Signature Page]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent
by

Name:
Title:

[Pitney Bowes – Second Amendment Signature Page]

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